EXHIBIT 32.1

Finest Acquisition, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the the Quarterly Report of Finest Acquisition, Inc. (the Company) on Form 10-Q for the six months ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas DeNunzio, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Thomas DeNunzio and will be retained by Finest Acquisition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2018

By: /s/ Thomas DeNunzio

Thomas DeNunzio,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Finest Acquisition, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the the Quarterly Report of Finest Acquisition, Inc. (the Company) on Form 10-Q for the six months ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas DeNunzio, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Thomas DeNunzio and will be retained by Finest Acquisition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2018

By: /s/ Thomas DeNunzio

Thomas DeNunzio,

Chief Financial Officer

(Principal Financial Officer)